Future Policy Benefits and Other Policyholder Liabilities (Tables)	12 Months Ended
Dec. 31, 2014
Schedule of Future Policy Benefits and Other Policyholder Liabilities

Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2014 and 2013, future policy benefits and other policyholder liabilities consisted of the following:

	Successor	Predecessor
($ in thousands)	December 31, 2014	December 31, 2013
Traditional life insurance	$1,492,438	$1,548,134
Immediate fixed annuities	635,858	676,565
Accident and health insurance	1,462,110	1,324,268
Equity indexed annuities	1,895,889	—
Other	977,669	8,444

Total	$6,463,964	$3,557,411

Schedule of Key Assumptions Used In Calculation Reserve for Life-Contingent Contract Benefits

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits as of December 31, 2013:

Product	Mortality	Interest rate	Estimation method
Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 2.5% to 8.0%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims

Immediate fixed annuities	1983 individual annuity mortality table with internal modifications; 1983 individual annuity mortality table; Annuity 2000 mortality table with internal modifications	Interest rate assumptions range from 0% to 8.8%	Present value of expected future benefits based on historical experience

Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 4.0% to 5.3%	Unearned premium; additional contract reserves for mortality risk and unpaid claims

Other: Variable annuity guaranteed minimum death benefits	Annuity 2000 mortality table with internal modifications	Interest rate assumptions range from 4.0% to 5.8%	Projected benefit ratio applied to cumulative assessments